SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 10, 2009
Date of report (Date of earliest event reported)

Petroleum Development Corporation
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

1775 Sherman Street, Suite 3000, Denver, CO 80203
Address of Principal Executive Offices

303-860-5800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 7.01.                      Regulation FD Disclosure
Item 9.01.                      Financial Statements and Exhibits

The following information is furnished pursuant to both Item 7.01 and 9.01 announcing a common stock offering.

Information included in this report, and in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (The Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in the filing.

The press release furnished as an exhibit to this report includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.  Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company from time to time in its filings with the Securities and Exchange Commission.  As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements.  Except as required by law, we disclaim any obligation to publicly update or revise forward looking statements after the date of this report to conform them to actual results.

EXHIBIT INDEX

Item 9.01.                       Financial Statements and Exhibits.

Exhibit No.	Description
99.1	PRESS RELEASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	August 10, 2009

By:	/s/ Richard W. McCullough
Richard W. McCullough
Chairman and CEO